Exhibit 10.9.1

CONFIDENTIAL TREATMENT REQUESTED

Amendment

No. SG021306.S.025.A.001

between

AT&T Services, Inc.

and

Synchronoss Technologies, Inc.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. SG021306.S.025.A.001

Amendment and Restatement of Agreement No. SG021306.S.025

AMENDMENT NO. 1

TO

AGREEMENT NO. SG021306.S.025

After all Parties have signed, this Amendment No. 1 (the “Amendment”) is made effective as of the last date signed by a Party (“Amendment No. 1 Effective Date”) and is between Synchronoss Technologies, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, Supplier and AT&T entered into that certain Subordinate Materials and Services Agreement No. SG021306.S.025 on August 1, 2013 (the “Agreement”) which, as of such date, superseded and replaced Contract No. SG021306.S.007 dated January 1, 2009; and

WHEREAS, Supplier and AT&T desire to amend and restate the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

Preliminary Statement

The Parties wish to amend and restate the Agreement, among other things, in order to:

1.    Amend Subsection b. of Section 1.3 Scope of Agreement to update the primary Order references covered by the Agreement.

2.    Add Subsection c. to Section 1.3 Scope of Agreement to reflect that Supplier shall provide a **** credit in the amount of **** against open invoices for 2015 Services billed under the Agreement.

3.    Amend Subsection a. of Section 1.4 Term of Agreement to extend the term of the Agreement through July 31, 2018.

4.    In Appendix B Supplier’s Prices, amend Table 1 of Section 1.0 Technology Fee to add additional band tiers as follows:

****

5.    In  Appendix B Supplier’s Prices, amend Table 3 of Section 3.0 IT Professional Services Fees to add additional Agreement Periods as follows:

****

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

2
****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. SG021306.S.025.A.001

Amendment and Restatement of Agreement No. SG021306.S.025

6.    In Appendix B Supplier’s Prices, update Section 3.0 IT Professional Services Fees to add the following blended hourly rates:

****

7.    In Appendix B Supplier’s Prices, amend Subsection 4.1 of Section 4.0 Customer Care Support and Manual Transaction Process Fees to reflect the following discounts off of Baseline Rates per Hour in effect as of November 1, 2015:

****

8.    In Section 2.0 Definitions, delete the following sections in their entirety:

a.   Section 2.10 Customer Information;

b.   Section 2.16 Material; and

c.   Section 2.19 Subcontractor.

9.    In Section 3.0 General Terms, delete the following sections in their entirety:

a.   Section 3.1 Anticorruption Laws;

b.   Section 3.3 Government Contract Provisions;

c.   Section 3.4 Information;

d.   Section 3.5 Invoicing and Payment;

e.   Section 3.6 IP Ownership Additional Representations & Warranties – Offshore;

f.    Section 3.7 MBE/WBE/DVBE Responsibilities

g.   Section 3.8 Notices;

h.   Section 3.9 Offshore Work Permitted Under Specified Conditions;

i.    Section 3.10 Records and Audits; and

j.    Section 3.12 Third Party Beneficiaries.

10.    In Section 4.0 Special Terms, delete the following sections in their entirety:

a.    Section 4.1 AT&T Supplier Information Security Requirements (SISR);

b.    Section 4.2 Reimbursable Expenses;

c.    Section 4.3 Supplier’s Audited Financial Statements;

d.    Section 4.4 Work Done By Others;

e.    Section 4.5 Dispute Resolution; and

f.     Section 4.7 AT&T Data and AT&T Derived Data.

11.    Delete the following Appendices in their entirety:

a.    Appendix G – Prime Supplier MBE/WBE/DVBE Participation Plan;

b.    Appendix K – Approved Offshore Locations;

c.    Appendix O – Supplier Information Security Requirements (SISR); and

d.    Appendix Z – AT&T’s Vendor Expense Policy.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

3
****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. SG021306.S.025.A.001

Amendment and Restatement of Agreement No. SG021306.S.025

12.  Accordingly, the Parties hereby amend and restate the Agreement as set forth in Exhibit 1 attached hereto (the “Amended and Restated Agreement”) and agree the previous Agreement dated August 1, 2013 is superseded by the Amended and Restated Agreement as of the Amendment No. 1 Effective Date.  Such Amended and Restated Agreement and any Order under such Amended and Restated Agreement, shall not be deemed a new Order issued after the effective date of Amendment No. 12 to Agreement No. SG021306 (along with all other amendments collectively, the “the Master Agreement”).

13.  Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to the Agreement to be executed, as of the Amendment No. 1 Effective Date

Synchronoss Technologies, Inc.	AT&T Services, Inc.

By:	By:

Printed Name: Stephen Waldis	Printed Name: John M. Braly, C.P.M.

Title: Chief Executive Officer	Title: Sr. Contract Manager – Global Supply Chain

Date:	Date:

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

4

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. SG021306.S.025.A.001

Amendment and Restatement of Agreement No. SG021306.S.025

Exhibit 1

Amended and Restated

Subordinate Material and Services Agreement

No. SG021306.S.025

Between

Synchronoss Technologies, Inc.

And

AT&T Services, Inc.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

5

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. SG021306.S.025.A.001

Amendment and Restatement of Agreement No. SG021306.S.025

1.0 Preamble	8
1.1 Overview	8
1.2 Preamble	8
1.3 Scope of Agreement	8
1.4 Term of Agreement	9
2.0 Definitions	9
2.1 Agent	9
2.2 Automated Order	9
2.3 AT&T eCommerce	9
2.4 Channel	9
2.5 Contact	10
2.6 Click to Chat	10
2.7 Completed	10
2.8 Customer	10
2.9 Customer Care Support	10
2.10 Intentionally Removed	10
2.11 Customer Order	10
2.12 Defect	10
2.13 Inbound Call	10
2.14 Outbound Call	10
2.15 Manual Transaction Processing	10
2.16 Intentionally Removed	11
2.17 Order Management Center	11
2.18 Special Terms and Conditions	11
2.19 Intentionally Removed	11
2.20 Transaction	11
2.21 Transaction Type	11
2.22 Time Study	11
2.23 Statistically Valid Sample Size	11
3.0 General Terms	12
3.1 Intentionally Removed	12
3.2 Entire Agreement - Subordinate Agreement	12
3.3 Intentionally Removed	12
3.4 Intentionally Removed	12
3.5 Intentionally Removed	12
3.6 Intentionally Removed	12
3.7 Intentionally Removed	12
3.8 Intentionally Removed	12
3.9 Intentionally Removed	12
3.10 Intentionally Removed	12
3.11 Termination	12
3.12 Intentionally Removed	14
4.0 Special Terms	14

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

6

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. SG021306.S.025.A.001

Amendment and Restatement of Agreement No. SG021306.S.025

4.1 Intentionally Removed	14
4.2 Intentionally Removed	14
4.3 Intentionally Removed	14
4.4 Intentionally Removed	14
4.5 Intentionally Removed	14
4.6 Special Events	14
4.7 Intentionally Removed	14
Appendices	15
Appendix A – Description of Supplier’s Material and/or Services	15
Appendix B – Supplier’s Prices	20

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

7

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. SG021306.S.025.A.001

Amendment and Restatement of Agreement No. SG021306.S.025

1.0 Preamble

1.1 Overview

This amended and restated Agreement No. SG021306.S.025 (the “Amended and Restated Agreement”) is pursuant to and hereby incorporates by reference the terms and conditions of that certain Master Services Agreement No. SG021306 dated September 1, 2005, as amended by the Parties (collectively the “Master Agreement”), except to the extent modified or supplemented below.  Any such modifications or supplements are for the purpose of this Amended and Restated Agreement only and shall not affect the Master Agreement or any other agreement.  In the event of a conflict between this Amended and Restated Agreement and the Master Agreement, the terms and conditions of this Amended and Restated Agreement will govern for the purpose of this Amended and Restated Agreement only.

1.2 Preamble

This Amended and Restated Agreement is between Synchronoss Technologies, Inc., a Delaware corporation (hereinafter referred to as “Supplier”), and AT&T Services, Inc., a Delaware corporation (hereinafter referred to as “AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.”

1.3 Scope of Amended and Restated Agreement

a.      Supplier shall provide to AT&T the Material and Services described in Appendix A, subject to the terms and conditions of this Amended and Restated Agreement and pursuant to and in conformance with Orders submitted by AT&T.  The applicable price for the Material and Services is specified in Appendix B and any Order(s) placed pursuant hereto.

b.     This Amended and Restated Agreement outlines Supplier operation of the Order Management Center (“OMC”) and ASP Solution for all participating AT&T business units as well as the provision of professional services to AT&T.  Supplier shall, among other things, carry out sales transaction processing, inbound call handling and Customer contacts for AT&T eCommerce Channels.  As such, Orders for Supplier Material and Services shall not be submitted by way of pre-printed purchasing forms or electronic Purchase Orders, but Orders will instead be documented by way of mutually-executed contracts supplemental to this Amended and Restated Agreement.  As of the date of this Amended and Restated Agreement, and without limiting future Orders that may later be mutually agreed, the Parties agree to amend and restate the documents 1. through 5 listed below under the Amended and Restated Agreement and enter into Order SG021306.S.025.S.007:

1.Order SG021306.S.025.S.001 for ****;

2.Order SG021306.S.025.S.002 for ****;

3.Order SG021306.S.025.S.003 for ****;

4.Order SG021306.S.025.S.004 for ****;

5.Order SG021306.S.025.S.005 for ****; and

6.Order SG021306.S.025.S.007 for ****.

c.      After execution of all Orders for Supplier Materials and Services set forth in Section 1.3(b) above, Supplier shall provide a **** credit for Services in the amount of **** with the full amount of such credit applied against the following unpaid invoices for such Services provided under the Amended and Restated Agreement in ****.

Invoice Number	AT&T eCommerce Channel	Amount
****	****	****
****	****	****
****	****	****
****	****	****

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

8
****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. SG021306.S.025.A.001

Amendment and Restatement of Agreement No. SG021306.S.025

AT&T may move any such credit to any other unpaid invoices for Services provided under the Amended and Restated Agreement in **** solely as it may determine, provided that no cash remittance shall be required of Supplier for any credit balance.

1.4 Term of Amended and Restated Agreement

a.After all Parties have signed, this Amended and Restated Agreement shall be effective on August 1, 2013 (the “Effective Date”), and shall continue until July 31, 2018 unless earlier terminated as set forth herein (the “Term”).  The Term of the Amended and Restated Agreement shall automatically renew for **** from **** (the “Renewal Term”) unless AT&T provides Supplier with written notice of AT&T’s intent not to renew **** prior to the end of the Term, provided, however, in the event that Supplier fails to provide AT&T with notice of the pending auto renewal at least **** from the date of conclusion of the Term (but not longer than **** from the conclusion of the Term), notwithstanding anything to the contrary, AT&T shall be permitted to terminate the Amended and Restated Agreement during such Renewal Term upon **** prior notice ****.

b.The termination or expiration of this Amended and Restated Agreement shall not affect the obligations of either Party to the other Party pursuant to any Order governed by this Amended and Restated Agreement and executed prior to such termination or expiration, and the terms and conditions of this Amended and Restated Agreement shall continue to apply to such Order as if this Amended and Restated Agreement were still in effect.  Likewise, termination or expiration of the Master Agreement shall not affect the obligations of either Party to the other Party pursuant to this Amended and Restated Agreement or any Order thereunder, and the terms and conditions of the Master Agreement shall continue to apply to this Amended and Restated Agreement or any Order thereunder as if the Master Agreement were still in effect.

2.0 Definitions

2.1 Agent

“Agent” shall mean any Supplier provided personnel providing Customer Care Support or support for Manual Transaction Processing.

2.2 Automated Order

“Automated Order” means any Customer Order that is able to be Completed for an AT&T Customer without human intervention.

2.3 AT&T eCommerce

“AT&T eCommerce” means the specific AT&T eCommerce business or other organizations or divisions authorized to receive Services under this Amended and Restated Agreement or an applicable Order as of the Effective Date including but not limited to: ****.  In the event any of these business organizations are renamed or reorganized, AT&T shall promptly provide the new name and organization to Supplier.

2.4 Channel

“Channel” means a unique point of sale, segment or division that requires an incremental dedicated infrastructure or environment (i.e., is separate from other points of sales) for support of the ASP Solution (typically such dedicated infrastructure is required as a result of unique services, processes, requirements and/or Transactions).  Each of the following shall be a “Channel” as of the Effective Date:  ****.  In the event any of these business organizations are renamed or reorganized, AT&T shall promptly provide the new name and organization to Supplier.  The need for such incremental dedicated infrastructure (including center or staffing) or environment must

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

9
****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. SG021306.S.025.A.001

Amendment and Restatement of Agreement No. SG021306.S.025

be approved by AT&T such approval not to be unreasonably withheld or delayed.  For example, the addition of a new Customer Order or Transaction type, which may require software development, within an existing Channel does not constitute a new channel.

2.5 Contact

“Contact” shall mean a single in-coming request or inquiry from a Customer via telephone, email, online chat or, a single out-going (that is within the scope of the Services to be provided under an Order) telephone, email, online chat (i.e., a call back).

2.6 Click to Chat

“Click to Chat” or “Chat” means any interactive session using an online chat interface between a Customer and an Agent or the ASP Solution pertaining to such Customer requesting information or support for a Customer Order.

2.7 Completed

“Completed” means that a given Customer Order has reached the final status in the work or task flows applicable to and configured for such Customer Order in the ASP Solution.  For the avoidance of doubt, and by way of example, such end status may result from a cancellation, rejection or completed provisioning of an AT&T service.

2.8 Customer

“Customer” shall mean any current or prospective customer of AT&T (or its Affiliates) that is the end user of the products or services of AT&T.

2.9 Customer Care Support

“Customer Care Support” means the support provided by Agents in assisting AT&T Customers or their representatives with Customer Orders or requests for information or support through AT&T Customer contact by Agents including, but not limited to (a) supporting Contacts and (b) Manual Transaction Processing.

2.10 Intentionally Removed

2.11 Customer Order

“Customer Order” means a unique request related to provisioning, adding, modifying or terminating AT&T services for a given Customer that is received through the ASP Solution and is associated to a discreet workflow configured in the ASP Solution.  Customer Orders may vary in complexity in the number of Transactions or tasks to be completed for a given Customer Order or the number and type of AT&T services under the Customer Order.  By way of explanation, a Customer Order may be a request to provision a single service or multiple services for a given Customer.

2.12 Defect

“Defect” means a condition in ASP Solution that causes the solution not to perform in accordance with the applicable specifications set forth in this Order.

2.13 Inbound Call

“Inbound Call” means any inbound call to the Order Management Center (OMC) from an AT&T Customer requesting information or support or pertaining to a Customer Order or request for information or support.

2.14 Outbound Call

“Outbound Call” means any outbound call attempt made by an Agent or the ASP Solution to a Customer in performance of a particular purpose or task defined by the AT&T outbound call program(s).

2.15 Manual Transaction Processing

“Manual Transaction Processing” means the manual processing of one or more Transactions under a Customer Order by Supplier Agent, For the avoidance of doubt, manual Transaction Processing includes the manual tasks or process performed, excluding Contacts, required to manage and pursue to resolution issues or tasks related to Transactions which have fallen out of the automation processes or cannot reach Completion without investigation or support by an Agent.  Manual Transaction Processing includes, but is not limited to data entry, “swivel chair” data entry Exception

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

10
****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. SG021306.S.025.A.001

Amendment and Restatement of Agreement No. SG021306.S.025

Handling, First Touch, Second Touch, etc., and tasks to manage and pursue to resolution, issues related to Transactions/Customer Orders.

2.16 Intentionally Removed

2.17 Order Management Center

“Order Management Center” or “OMC” means the center and facilities from which Agents support Contacts, Customer Care Support or Manual Transaction Processing

2.18 Special Terms and Conditions

“Special Terms and Conditions” means written terms and conditions that are (i) different from or additional to the terms and conditions set forth in this Amended and Restated Agreement or the Master Agreement, (ii) specially negotiated by the Parties in reference to an Order, (iii) expressed in an Order or incorporated by reference to a document attached to an Order, such as a Scope of Work or Statement of Work, and (iv) executed by both Parties.

2.19 Intentionally Removed

2.20 Transaction

“Transaction” means a unique work step or set of related tasks that make up one of the required elements in the workflow of processing a Customer Order.    Transactions may vary in type, complexity and number of work steps or tasks to be completed which are identified in the workflow or processes pertaining to such Customer Order.  By way of explanation, a Transaction may be a unique request to obtain a credit check for a given Customer Order.

2.21 Transaction Type

“Transaction Type” shall mean a class or type of like or similar Transactions, tasks or Contacts for a given AT&T program that the Parties mutually agree to aggregate together for forecasting, billing, pricing, and Service Level reporting purposes with the makeup of such Transaction Type determined (and refined from time to time) by mutual agreement of the Parties in accordance with the terms of the applicable Order.  For the avoidance of doubt, a “Transaction Type” may be a group of call types, chat types or manual task types.

2.22 Time Study

“Time Study” means a direct and continuous observation of a given task component using a timekeeping device to record the time taken to accomplish a task or series of related tasks (or component of a Transaction) using a Statistically Valid Sample Size.  Under this Amended and Restated Agreement, a Time Study is used only when the time measurements and averages on a given Transaction type or task are not able to be accurately reported from ASP Solution reporting tools (such inbound call tracking software or workflow software).

For a Time Study, the Parties shall mutually agree upon the design of the Time Study to be performed.  Factors to be defined for a Time Study include: ****

2.23 Statistically Valid Sample Size

“Statistically Valid Sample Size” means a sample size and makeup of measurements (Transactions or tasks) that are the focus of a Time Study or quality study that are sufficient to determine, within an expected error factor of ****, the value of the anticipated data or analysis result (such as average time) for a given Time Study.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

11
****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. SG021306.S.025.A.001

Amendment and Restatement of Agreement No. SG021306.S.025

3.0 General Terms

3.1 Intentionally Removed

3.2 Entire Agreement - Subordinate Agreement

The terms contained in this Amended and Restated Agreement, and any Orders placed pursuant hereto, including all exhibits, appendices and subordinate documents attached to or referenced in this Amended and Restated Agreement or any Orders placed pursuant hereto, together with Master Agreement No. SG021306, will constitute the entire integrated Agreement between Supplier and AT&T with regard to the subject matter.  This Agreement supersedes all prior oral and written communications, agreements and understandings of the Parties, if any, with respect to the Material and Services being provided herein.  Acceptance of Material or Services, payment or any inaction by AT&T shall not constitute AT&T’s, or any inaction by Supplier shall not constitute Supplier’s, consent to or Acceptance of any additional or different terms from those stated in this Amended and Restated Agreement, except for terms in an Order placed by AT&T subject to this Amended and Restated Agreement and signed by both Parties.  Except as otherwise set forth in the Order, estimates furnished by AT&T are for planning purposes only and shall not constitute commitments.

3.3 Intentionally Removed

3.4 Intentionally Removed

3.5 Intentionally Removed

3.6 Intentionally Removed

3.7 Intentionally Removed

3.8 Intentionally Removed

3.9 Intentionally Removed

3.10 Intentionally Removed

3.11 Termination

a.     Termination for Cause - If either Party breaches any provision of this Amended and Restated Agreement and/or any Order, and (i) if the breach is one that by its nature could be cured, and such breach is not cured within **** after the breaching Party receives written notice, or (ii) if the breach is material and one that by its nature cannot be cured, then, in addition to all other rights and remedies at law or in equity or otherwise, the non-breaching Party shall have the right upon written notice to immediately terminate this Amended and Restated Agreement and/or any such Order without any obligation or liability.  Failure of the non-breaching Party to immediately terminate this Amended and Restated Agreement and/or any Order (x) following a breach which continues longer than such cure period, provided such breach has not been cured prior to the non-breaching Party’s providing notice of termination, or (y) following a breach that cannot be cured or that constitutes a violation of Laws shall not constitute a waiver of the non-breaching Party’s rights to terminate; provided, however, if the non-breaching Party does not exercise such termination right within **** of the date such right is triggered, the non-breaching Party shall waive its right to terminate with respect to such breach.

b.     Termination for Convenience in Whole - AT&T may at any time,  for its own convenience and without cause, by providing Supplier written notice of at least **** prior to the effective date of the termination, terminate this Amended and Restated Agreement in whole without any further liability to Supplier except as set forth herein.  The termination or expiration of this Amended and Restated Agreement shall not affect the obligations of either Party to the other Party pursuant to any Order previously executed hereunder, and the terms and conditions of this Amended and Restated Agreement shall continue to apply to such Order as if this Amended and Restated Agreement were still in effect.  Likewise, termination or expiration of the Master Agreement shall not affect the obligations of either Party to the other Party pursuant to this Amended and Restated Agreement or any Order thereunder, and the terms and conditions of the Master Agreement shall continue to apply to this Amended and Restated Agreement or any Order thereunder as if the Master Agreement were still in effect.  For the avoidance of doubt, (a) such termination of the Amended and Restated Agreement shall not relieve AT&T of any

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

12
****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. SG021306.S.025.A.001

Amendment and Restatement of Agreement No. SG021306.S.025

obligations for any minimums under the Amended and Restated Agreement and, (b) the provisions for termination of Services under an Order for convenience by AT&T shall be as set forth in each Order.   Notwithstanding anything to the contrary, in addition to any other terms herein, in the event that AT&T terminates this Amended and Restated Agreement, other than for cause, prior to ****, AT&T shall pay a termination charge in the amount of **** within **** of such termination.

c.     In the event that all Orders under this Amended and Restated Agreement are terminated, this Amended and Restated Agreement will be deemed to be terminated as of the effective date of the termination of the last such Order.

d.     Termination of Related Orders - Whenever law or a provision of this Amended and Restated Agreement permits AT&T to terminate any Order, AT&T may also terminate such other Orders as are related to the same transaction or series of transactions as the Order in question to the extent such other Orders cannot be performed if the original Order is terminated.

e.     Return of Information Obligations upon Expiration or Termination

Each Party shall, except as required under law or this Amended and Restated Agreement, upon expiration or termination of this Amended and Restated Agreement and after all Wind Down and Transition efforts have concluded, promptly return all papers, materials, and property of the other Party.

f.     Wind Down and Transitioning.

1.    The Parties acknowledge that upon the termination or expiration of the Amended and Restated Agreement (provided that such termination is not a result of termination by Supplier for cause),  existing Customers will need to be migrated to AT&T-hosted or to third party-hosted platforms.  Because of the volume of Customer provisioning that is handled by Supplier at the time of execution of this Amended and Restated Agreement, the Parties agree that they will need to develop a Transition Plan at that time in order to carry out an orderly, migration that mitigates disruption of operations for AT&T.  For purposes of this section, Transition Plan shall be defined as a mutually negotiated, written document outlining the respective obligations of each Party in carrying out an incremental or phased cutover of Customer Order provisioning provided by Supplier under this Amended and Restated Agreement to AT&T, including the continued payment of agreed unit prices under any supplemental Order, to the extent incurred, and the payment of any agreed time and material charges incurred above the existing unit prices.

2.    The Parties agree to negotiate in good faith toward a Transition Plan that will cover at least the following points:

(i)      Segmenting Customer Information from the view, modification, deletion or any other access by Supplier or Supplier-chosen subcontractors who will continue to work for Supplier on other, non-AT&T e-commerce businesses after the Transition Plan;

(i)      Electronic capture, transfer and backup during Transition Plan of (a) Customer Information, including names, addresses, and IP addresses and other identifying information needed to carry out the migration and (b)pending trouble tickets, billing or provisioning corrections, and other data for Customer Orders in process; and

(iii)     The length of time needed to complete the Transition Plan, including a schedule for phased or incremental cutovers.

3.    Supplier shall not be required, pursuant to subsections (g)  (1) and (g) (2) above or otherwise, to disclose or otherwise make available to the AT&T the proprietary technology, software, or source code of Supplier or Supplier subcontractors, as well as any Confidential Information relating thereto.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

13
****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. SG021306.S.025.A.001

Amendment and Restatement of Agreement No. SG021306.S.025

3.12 Intentionally Removed

4.0 Special Terms

4.1 Intentionally Removed

4.2 Intentionally Removed

4.3 Intentionally Removed

4.4 Intentionally Removed

4.5 Intentionally Removed

4.6 Special Events

a.AT&T and Supplier agree and acknowledge that from time to time “Special Events” (as defined below) may arise that will temporarily increase volumes of Customer Orders, Contacts and/or Manual Transaction Processing and may require changes in processes or processing requirements.   The Parties will work in good faith to agree upon the appropriate temporary staffing levels to accommodate volume increases and process changes during such Special Events.  Each Special Event of increased volume shall be forecasted and the requirements negotiated at least **** in advance of such Special Event “go live” date.  Each Special Event will include a detailed “project plan” to be mutually agreed upon by the Parties containing at a minimum the following elements:

****

b.   For purposes of this Amended and Restated Agreement, “Special Event” shall mean any event that is reasonably expected to result in **** where, and in each case, such condition ****.

4.7 Intentionally Removed

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

14
****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

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Amendment and Restatement of Agreement No. SG021306.S.025

Appendices

Appendix A – Description of Supplier’s Material and/or Services

Supplier shall provide the following Material and Services:

1.0          Order Management Center and ASP Solution (the “Managed Service”)

Supplier shall provide and manage a scalable, reliable and flexible OMC and ASP Solution for support of AT&T eCommerce operations.  Supplier shall focus on meeting service level agreements (“SLAs”) for Customer Order processing, Manual Transaction Processing, Inbound Call handling and other Customer Contacts for AT&T eCommerce.  Supplier shall, in all material respects, adhere to all of AT&T business processes and security standards set forth in this Amended and Restated Agreement in performing its OMC Services to support an AT&T branded customer experience.  Supplier shall support business from AT&T eCommerce consumer and business customers.

1.1Customer Order Processing

The primary source of Customer Order volumes will be generated from AT&T eCommerce front-end clients  (applications or systems).   Supplier shall utilize the OMC to strive to consistently deliver at or above the SLA commitments.  The Supplier OMC operating hours will be flexible to support the overall AT&T eCommerce objectives and mutually agreed upon in writing by the Parties for each program and identified in the applicable Order.  The OMC will operate seven days a week and will support the hours of operation agreed upon by the Parties and shall include **** OMC technical NOC support as set forth in Section 3.0 below.

1.2Order Management Center Work Flow

Supplier shall strive to consistently meet a the Customer Order cycle time objectives for the Customer Order or Transactions types identified herein (and excluding any Customer Orders or Transactions where Manual Processing is done by AT&T as set forth in Section 5 below) , in accordance with AT&T’s requirements identified in an applicable Order.  In order to accomplish this, Supplier will strive to streamline the process by reducing the number of manual handoffs in the current process.  In addition, Supplier’s Agents will manage all inbound and outbound AT&T Customer Contacts associated with AT&T eCommerce Customer Orders.  The OMC will leverage Supplier’s integrated suite of the products described in Section 4.0 below to meet or exceed SLA objectives in this Amended and Restated Agreement or an applicable Order.

2.0Supplier OMC

2.1Order Gateway

Supplier shall provide AT&T with access to the order gateway (“Order Gateway”) component of the ASP Solution.  The Order Gateway is the functionality of the ASP solution supporting ****.  The Order gateway is ****.  The Order Gateway interfaces with ****.  The Order Gateway provides a ****.

2.2Workflow Manager

The “Workflow Manager” is the web-based workflow component of the ASP Solution.  The Workflow Manager is used to (a) ****

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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CONFIDENTIAL TREATMENT REQUESTED

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****.  Supplier utilizes the Workflow Manager to provide ****. The key benefits are:

1.            ****

2.            ****.

2.3           Reporting Platform

Supplier shall provide AT&T eCommerce with operational metrics and visibility to all Customer Orders flowing through the Order Gateway and Workflow Manager.  The reporting capability of the ASP Solution (“Reporting Platform”) provides ****.  The Reporting Platform shall provide ****.

The following reporting tools are components of the Reporting Platform and will be managed by Supplier throughout the term of this Amended and Restated Agreement, at no additional cost to AT&T:

****

2.4Integrated IVR Solution

Supplier will provide AT&T with a voice and/or DTMF enabled Interactive Voice Response (IVR) capability of the ASP Solution that will provide AT&T with the following capabilities for Inbound Calls:  ****.  The IVR will be implemented and managed by Supplier.

2.5Email Manager

Email Manager is the functionality of the ASP Solution supporting **** via email.  Supplier shall provide AT&T with the email manager functionality of the ASP Solution.

3.0          ASP Solution Hosting

Supplier shall host the ASP Solution.  In addition to hosting the ASP Solution, Supplier will provide Tier 1–3 support for the ASP Solution and hosting environment including;

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

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Amendment and Restatement of Agreement No. SG021306.S.025

a)Tier 1 - NOC

Supplier's Network Operations Center (NOC) provides first level support for all ASP Solution Defects or infrastructure related issues. The NOC monitors all Supplier ASP Solution systems **** utilizing an array of network an application management tools. The NOC also provides first line support for all AT&T end user questions and application account management requests received from designated AT&T staff.

b)Tier 2 - MDF

The Supplier’s Managed Data Center Facility (MDF) team consists **** that provide second level support for all ASP Solution system-related issues. The MDF team works directly with the NOC to respond to any system generated alerts or end user reports of system issues or anomalies.  The MDF team will address any issues related to ASP Solution system performance, hardware failures, OS and DBMS tuning and system configuration.

The MDF team will also work with AT&T to define and configure system integration points like VPN, shared security keys etc.

c)Tier 3 - Application Support / R&D

The Supplier’s Application Support and R&D team works directly with the NOC and MDF teams to address any issues related to ASP Solution performance or functionality that require software development support. This team will participate in troubleshooting efforts that may point to code related or system integration issues and will develop any software patches/fixes required to address systems issues.

3.1Hosting Requirements

Supplier will provide and maintain all facilities for hosting the ASP Solution, including: physical premises, server(s), database server(s), firewall(s), Internet connectivity and any other facilities required to support the Order Gateway and Order Manager.

Supplier shall provide sufficient hardware, software and equipment to meet applicable service levels defined in an applicable Order for the ASP Solution.

3.2Secure Environment

The physical premises hosting and supporting the ASP Solution will provide security solutions designed to permit access only by authorized personnel.  ****

3.3Access Security

Supplier shall adhere to all AT&T access control requirements as defined in Section 4.5 of the Master Agreement entitled “AT&T Supplier Information Security Requirements (SISR)” and Appendix O - Security Attachment (SISR) attached thereto.  Supplier utilizes a combination of ****.

3.4Security and Privacy

In the event Supplier receives AT&T Information, including AT&T Customer Information (as defined in Section 2.14 of the Master Agreement entitled “Customer Information”), Supplier shall not use such AT&T Information for any purpose other than the fulfillment of Supplier’s obligations of this Amended and Restated Agreement or an applicable Customer Order.  Supplier shall not provide such AT&T Information to any third-party (other than Supplier’s contractors who have a need to know such information in connection with performing Services on Supplier’s behalf hereunder and have agreed in writing to keep such AT&T Data confidential and abide by the other obligations applicable to Supplier hereunder, in which case Supplier represents and warrants that it assumes all obligations of this Amended and Restated Agreement on behalf of its contractors) for any reason, unless specifically authorized in writing by AT&T or to the extent

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

17
****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

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Amendment and Restatement of Agreement No. SG021306.S.025

such release is contemplated by the nature of the Services under an Order; provided, however, if Supplier is required to produce such AT&T Information to comply with any legal, regulatory or law enforcement requirement or law enforcement investigations, Supplier may do so after providing AT&T i) prior written notice of its intent to produce the AT&T Information (to the extent permitted under the law) and ii) an opportunity to seek a protective order or similar mechanism to prevent disclosure as AT&T deems necessary.  Supplier shall comply with the AT&T security or privacy requirements set forth in Section 4.5 of the Master Agreement entitled “AT&T Supplier Information Security Requirements (SISR)” and Appendix O - Security Attachment (SISR) attached thereto.  In the event such requirements are modified, AT&T shall provide such modifications to Supplier in writing.    Such requirements include, but are not limited to, ****.  At a minimum, Supplier will undertake the following measures to ensure the security of all AT&T Information and other AT&T Customer Information:

****

3.5Environmental Standards

Supplier represents and warrants that any hardware required to perform the Services under this Amended and Restated Agreement will be protected from damage by:

****

In the event of a loss of commercial power, the facility is connected to **** capable of supporting the Supplier Managed Data Facility located in **** (“MDF”) for no less than ****.

3.6Monitoring

The following monitoring tools and practices will be provided by Supplier.

****

The production system will reside in the Supplier MDF.  The MDF is equipped with an automated WAN/LAN monitoring system, a spare parts cabinet, as well as various technical problem determination and resolution tools.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Amendment and Restatement of Agreement No. SG021306.S.025

3.7Backups

Supplier shall automatically backup Data and applications ****.  Supplier shall provide a real-time mechanism to ensure the safety and integrity of Order Gateway data.  On the ****. The backup is an automated process. Additionally, the backup from the **** is stored ****.

4.0          Disaster Recovery (DR)

Supplier shall provide a disaster recovery solution for the all Services required under this Amended and Restated Agreement or an applicable Order that enables rapid restoration of all functions of the system in event of a long-term service disruption to the Supplier MDF.  This section provides an overview of the infrastructure required to support the disaster recovery solution as well as the service levels associated with the solution.

4.1DR Solution Overview

Supplier shall leverage a **** to provide a highly available system that will restore Supplier’s ASP Solution to be available to provide full service within **** of a total service outage that is anticipated to preclude use of its primary MDF (currently ****)for an extended period and enacting the DR plan.  Supplier will place the current UAT and **** in the alternate facility as the core component of this solution.  This environment will be augmented to provide sufficient server hardware and software to be a functional equivalent to the current production environment in terms of handling the forecasted Customer Order volume and user load.  The **** environment will contain a full compliment of network infrastructure including firewalls, load balancers and high-speed switches to ensure all network connectivity is materially equivalent to that used to support forecasted production needs.

A  **** will be implemented to ensure that a full copy of the production database is maintained in the **** at all times.  In the event of a total ASP Solution service disruption in the primary facility, upon enacting the DR plan, the **** environment will be reconfigured to access the production database and provide the production instance of the ASP Solution.

4.2DR Service Levels

Supplier shall meet or exceed the following DR solution service levels:

a)    Service restoration time: **** from enacting DR plan;

b)    System performance level: equal to production in terms of user and order volume; and

c)    ASP Solution System SLA’s while in DR environment: same as for production.

NOTE: This solution will rely on the existing dedicated, private circuit (e.g. friends net connection) between Supplier’s **** office and AT&T’s ****.  Service levels are subject to reasonable support being provided by AT&T in such restoration (i.e.: connectivity to AT&T applications from alternate site).

d)    A DR plan test will be performed **** at a mutually agreed to time by both Parties.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Appendix B – Supplier’s Prices

Supplier shall provide the Managed Services and other Services, including any applicable deliverables set forth in the scope of such Services, for the following fees:

1.0Technology Fee

The following rates shall be effective on the Effective Date of this Amended and Restated Agreement.  On or about the ****, Supplier shall provide AT&T with its calculation of the number of Customer Orders processed through the Order Gateway during the **** period immediately preceding such **** (the “Rolling **** Actual Orders Volumes”).  The Technology Fee **** in such **** shall be based on the Rolling **** Actual Orders Volumes in accordance with Table 1 below.  For each such ****, the “Aggregate **** Technology Fee” shall be equal to the product of ****.

Supplier shall invoice each Channel in arrears for its allocation of the Aggregate **** Technology Fee in accordance with such Channel’s applicable Customer Order volume as follows:  ****.

The Technology Fee covers all costs related to the software maintenance and support of Supplier’s ASP Solution.

Table 1 Technology Fee

Band	Rolling **** Actual Customer Order Volume Minimum of Range	Rolling **** Actual Customer Order Volume Maximum of Range	Technology Fee ****
1	****	****	****
2	****	****	****
3	****	****	****
4	****	****	****
5	****	****	****
6	****	****	****
7	****	****	****
8	****	****	****
9	****	****	****
10	****	****	****
11	****	****	****
12	****	****	****
13	****	****	****
14	****	****	****
15	****	****	****
16	****	****	****
17	****	****	****
18	****	****	****
19	****	****	****
20	****	****	****
21	****	****	****
22	****	****	****
23	****	****	****
24	****	****	****

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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Amendment and Restatement of Agreement No. SG021306.S.025

Band	Rolling **** Actual Customer Order Volume Minimum of Range	Rolling **** Actual Customer Order Volume Maximum of Range	Technology Fee ****
25	****	****	****
26	****	****	****
27	****	****	****
28	****	****	****
29	****	****	****
30	****	****	****
31	****	****	****
32	****	****	****
33	****	****	****
34	****	****	****
35	****	****	****
36	****	****	****
37	****	****	****
38	****	****	****
39	****	****	****
40	****	****	****
41	****	****	****
42	****	****	****
43	****	****	****
44	****	****	****
45	****	****	****
46	****	****	****
47	****	****	****
48	****	****	****
49	****	****	****
50	****	****	****
51	****	****	****
52	****	****	****
53	****	****	****

Notwithstanding the foregoing, a minimum fee of **** shall apply for the Aggregate **** Technology Fee during each **** of the Term or any Renewal Term.  The calculation of the Rolling **** Actual Customer Order Volume shall be based on all Channels supported on the given billing ****.  By way of example, ****.

2.0Hosting Fee

For each Channel supported on the Effective Date of this Amended and Restated Agreement, AT&T shall pay Supplier an annual “Hosting Fee” of $**** of the Term or any Renewal Term unless such Channel’s hosting has, upon mutual written agreement of the Parties, been transitioned to AT&T.

Supplier shall invoice each Hosting Fee monthly in arrears in **** by Channel in accordance with the applicable Order for such Channel.

Upon the Effective Date of this Amended and Restated Agreement Supplier shall ensure that each Channel has the necessary hosting infrastructure and network capacity to support up to **** the Customer Order volume of the

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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of the highest monthly volume of Customer Orders processed by such Channel during preceding the **** period (the “Capacity Expectation”).

In the event that AT&T requests that Supplier increase such Channel’s capacity by greater the Capacity Expectation, then the Parties will work together through the Change Control process documented in the applicable Order with respect to the increased equipment or infrastructure required for Supplier to acquire to increase such capacity and to mutually determine if any additional fees are applicable.  Any such increase in Customer Orders estimates provided by AT&T will follow the existing Technology Fees set forth in Table 1 (no change to the fees in Table 1).

3.0IT Professional Services Fees

Supplier shall provide a minimum number of **** of IT professional services, as shown in the Table below, to be performed by Supplier at AT&T’s sole discretion and direction, with such **** consumed (a) across all Channels and (b) in reasonably even distribution for each Channel during each **** period. Unused **** may not be carried forward or applied as a credit against other services or fees.

Table 3

Agreement Period	Minimum ****	Period Begin Date	Period End Date
1	****	****	****
2	****	****	****
3	****	****	****
4	****	****	****
5	****	****	****

In the event of any Renewal Term, the minimum number of hours of IT professional services shall be 96,000 hours per ****.

Supplier shall invoice its IT professional services fees **** in arrears, by Channel, based on actual project **** worked in accordance with the following blended ****:

****

Supplier agrees that projects will be scoped and resources forecasted and allocated in a manner consistent with professional industry practices (including advance planning timelines and forecasts for **** anticipated), and that projects with equivalent scope will have comparable costs under the above pricing.  Supplier shall provide detailed documentation of proposed and actual utilization of **** as agreed by the Parties and Supplier shall provide **** the aggregate **** used to date in the then-current annual period and AT&T’s attainment of **** towards the credit based on the discount above.  The Parties agree that, unless otherwise agreed upon by the Parties, (i) Supplier shall not unreasonably withhold **** that have been incorporated in a forecast causing AT&T not to reach a credit threshold that would otherwise have been met but for the withholding of **** and where Supplier should reasonably been able to have supplied such resources based on prior **** billed over the prior **** period, and (b) Supplier shall not be obligated to work **** in excess of the forecasted and planned resource allocation for IT Professional Services in a compressed timeline in order to meet a threshold or provide a resource allocation that is more that **** than the average of the **** actual run rate in IT Professional Service **** billed.

Notwithstanding anything to the contrary, AT&T shall provide Supplier with the opportunity to provide at least **** release **** dedicated to performance refactoring and scalability enhancements.  Such release(s) shall

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

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be at no additional cost to AT&T and shall not be part of the annual IT professional services commitment referenced above or constitute a remedy for Supplier’s failure to miss an SLA.

4.0Customer Care Support and Manual Transaction Processing Fees

4.1    (a) The following rates shall be effective on the Effective Date of this Amended and Restated Agreement.  AT&T shall pay Supplier for Customer Care Support and Manual Transaction Processing as follows:

The Parties shall mutually agree if Manual Transaction Processing or Customer Care Support for a given program (or element of a program) shall be invoiced either on (a) an “FTE Pricing” basis or (b) a fixed fee per Transaction, Inbound Call, Outbound Call or Chat, as applicable, “Transaction Price” (or “Transaction Pricing”) basis.  Both the FTE Pricing and the Transaction Price shall be determined using the Baseline Rate **** in Tables 4, 4A, 4B or 4C below and using the methodology set forth below in this Section 4.1 and Section 4.2 and 4.3, respectively and adjusted pursuant to the terms of Section 4.4 below as applicable.  In the event that Transaction Pricing Basis is agreed upon, the Parties shall mutually agree on the makeup of each “Transaction Type” as well as the effective date for such billing (if not previously in place).  There may be multiple Transaction Types in a given program and each Transaction Type may have a unique Transaction Price.

Table 4: Baseline Rate ****

Channel	Inbound Calls, Outbound Calls & Chats (the “Baseline Rate ****”)	Manual Transaction Processing (non- Calls or Chats) (the “Baseline Rate ****”)
****	****	****
****	****	****
****	****	****
****	****	****

In consideration of and subject to the terms of Section 4.1(b) below, following ****, reductions in the Baseline Rate **** for a given AT&T Channel for a given **** shall apply based on the applicable date as set forth in the tables below.

Table 4A: Baseline Rate ********

Channel	Inbound Calls, Outbound Calls & Chats (the “Baseline Rate ****”)	Manual Transaction Processing (non- Calls or Chats) (the “Baseline Rate ****”)
****	****	****
****	****	****
****	****	****
****	****	****

Table 4B: Baseline Rate ****.

Channel	Inbound Calls, Outbound Calls & Chats (the “Baseline Rate ****”)	Manual Transaction Processing (non- Calls or Chats) (the “Baseline Rate ****”)
****	****	****
****	****	****
****	****	****
****	****	****

Table 4C: Baseline Rate **** ****.

Channel	Inbound Calls, Outbound Calls & Chats (the “Baseline Rate ****”)	Manual Transaction Processing (non- Calls or Chats) (the “Baseline Rate ****”)
****	****	****
****	****	****
****	****	****
****	****	****

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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(b) In consideration for the **** set forth in Tables 4A, 4B and 4C above, for each Channel, the Parties shall negotiate in good faith potential **** of total Contacts for each Channel to be supported by Agents outside of ****.  Such processing shall be (i) in accordance with the terms of any Order, including service levels and (ii) in accordance with the terms of Appendix K of the Master Agreement.  In addition, the rates and discounts herein are predicated upon the ability for Contacts to be performed outside ****.  In the event that, for any given Channel, AT&T requests that work then currently performed outside **** be performed inside **** (thereby reducing the percentage of Contacts performed outside of ****), the Parties shall negotiate a modification to the applicable Base Rate ****, if any, for the impacted Services.

Supplier shall invoice its fees **** in arrears, by Channel, (i) in accordance with the Transaction pricing (each a “Transaction Price”) as described in the applicable Order or (ii), in situations where a Transaction Price has not been established or for periods where FTE Pricing applies, at the **** rates shown above based on the FTE Staff Plan (as defined below) for such ****.

After execution of all Orders for Supplier Materials and Services set forth in Section 1.3(b) of the Amended and Restated Agreement and in consideration of the foregoing clause,  **** (provided this Amended and Restated Agreement has not been terminated in accordance with its terms prior to such date), Supplier shall provide a **** credit for Services rendered in ****. The credit amount shall be **** under the Amended and Restated Agreement **** for (a) Customer Care Support and Manual Transaction Processing services provided in **** and (b) IT Professional services provided in ****.

****

4.2  “Transaction Pricing” for Customer Care Support and Manual Transaction Processing for a Transaction Type for given Channel and program:

Upon agreeing on the Transaction Types applicable for a Transaction Price, the fixed Transaction Price for each such Transaction Type shall be determined by the following calculations and such Transaction Price shall be effective on ****:

For Inbound Calls, Outbound Calls & Chats:

****

For Non call or Non-Chat Manual Transaction Processing:****

The “CPH” for a given Transaction Type shall mean the ****

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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****, as agreed upon by the Parties.   For the avoidance of doubt, as used above, the term CPH shall apply for ****, as applicable for the Transaction Type).

Average Handle Time (AHT) for Inbound Calls and Outbound Calls and Chats supported under an Order, means the ****.  Average Handle Time for manual processing of Transactions supported under an Order, means the ****.  AHT shall be determined by applicable ASP Solution reports and, to the extent such reports are not available, a Time Study for such task or task component for which reporting data is not available.  AHTs shall be determined assuming volumes within forecasted levels and distribution patterns and for Agent performance in compliance of required quality and other SLAs.

The foregoing pricing terms shall be subject to any additional terms and conditions set forth in Sections 4.4 and 4.5 below and in an applicable Order (such as forecast requirements, minimums and additional pricing assumptions).  Upon determining applicable Transaction Prices, Supplier shall provide a chart of such Transaction Prices for each Transaction Price to AT&T (the “Price Chart”).  Such Price Chart shall apply to applicable Transactions until modified or replaced pursuant to the terms of this Amended and Restated Agreement or the Order.  Upon any such modification, a modified Price Chart shall be supplied.

4.3   “FTE Pricing” for Customer Care Support where a Transaction Price does not apply or is not available for a given program or program element (i.e. in a new program) shall be determined as follows:  ****.    For such program for such period, AT&T will be invoiced based on the ****.   Supplier shall notify AT&T prior to its consuming any **** to be invoiced as Overtime ****.   The foregoing pricing terms shall be subject to any additional terms and conditions set forth in an applicable Order (such as forecast requirements, minimums and pricing assumptions).

4.4    During periods where Customer Care Support is subject to an Exclusion (as defined in the applicable Order), in the event that Supplier determines that the number of available  Agents for support of Contacts or Manual Transaction Processing may be able to be augmented or maintained by retaining Agents outside of or following the conclusion of their scheduled shift where such retention would require Overtime **** for such Agents, Supplier shall notify AT&T of such potential availability.  Upon the written approval of AT&T, Supplier may bill, in addition to any Transaction Price, an amount of **** of the Baseline Rate per **** applicable to the program for each Overtime **** authorized by AT&T (or other amount as agreed upon by the Parties in writing).

For the avoidance of doubt, the premiums in excess of base Transaction Prices or the applicable Baseline Rate per **** (for FTE Pricing) set forth above are not billable to AT&T in the event that such Overtime **** are (i) not approved by AT&T in writing, or (ii) consumed, at Supplier’s election, to maintain required service levels during

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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periods where such Overtime **** are the result of Agent staffing shortages due to sick call outs or Agent attrition (and not the result of an Exclusion).

4.5  Pricing Assumptions

Except as otherwise set forth in an Order, the following terms (the “Price Assumptions”) shall apply to programs or program elements with Transaction Pricing:

i)Supplier and AT&T will meet once every **** (as requested by either Party) to review and adjust, in accordance with the terms set forth herein and the Order, the applicable Transaction Price where appropriate based on changes in CPH or as set forth in this Section 4.5 below.

ii)     In the event that the ASP Solution reporting data or Time Studies reveal a material change in Supplier’s or Customer Care Support costs greater than **** for a given Transaction Type, both Parties agree to review in detail the core reasons for such change.  Except to the extent where a change in processing costs is attributed to Supplier not meeting its performance obligations and not to a change in the process or applications supporting the process, then both Parties will negotiate in good faith a change in the pricing to reflect such change factoring such metrics as ****.

iii)    Supplier anticipates Customer Care Support for additional Transaction Types or Contact types may be added form time to time.  The fees for these new Transactions or Contact types could be priced at a different rate.  The fee for processing for such new Transactions Types or Contacts would be determined by the complexity and processing requirements associated with the Transaction and the Transaction Price for Manually Transactions Processing or Contacts will be determined (in accordance with the terms of Section 4.2) after a large enough sample size is processed by the ASP Solution and will be mutually agreed to in writing by both Parties.  During this period which shall not exceed ****, the Parties shall mutually agree on a price until an amendment to the Order is completed with mutually agreed upon pricing and associated SLA and remedies reflecting such new Transaction Types or Contacts.

iv)    New Customer Care Support elements or changes as set forth in this Section 4.5 above would be handled through a written change request.  New Contact support or Manual Transaction Processing will require an initial trial period that will produce a large enough sample size to provide Transaction Pricing (and the respective Transaction Price) for such Contacts or Manually Processing.  Service levels and remedies will not apply during the initial trial period, which shall not exceed **** unless mutually agreed by the Parties.

v)    Any modifications requested by AT&T that impact the CPH, configuration or processing methodology by Supplier may require adjustments to the fees herein.  Upon receipt and review of AT&T’s modification request, Supplier shall inform AT&T of any proposed increase to the fees. AT&T will have the sole option of whether or not to move forward with its requested modification.

vi)    Supplier shall be entitled to an additional period, not to exceed ****, upon a large ramp of Agents for a program or the addition, enhancement, upgrade or re-release of a material change to process or procedure requested by a AT&T, where the Parties agree (such agreement not to be unreasonably withheld) that such change can reasonably be expected to materially affect Supplier’s ability to meet one or more Service Levels (each, an “SL Relief Period”).  Such SL Relief Period shall apply only with respect to the Service Level(s) that the Parties agree are adversely affected by such addition, ramp, enhancement, upgrade, modification or re-release.  During a SL Relief Periods, Remedies shall not be imposed with regard to the affected Service Level(s) for the impacted Services, however, that Supplier shall use commercially reasonable efforts to meet the Services Levels.

vii)   In the event that daily Contact or Transaction volumes for a program element are not sufficient to support a staff of **** (as demonstrated by typical statistical evaluations used in the industry that take into consideration program SLAs), Supplier may require a reasonable minimum number of

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

26
****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. SG021306.S.025.A.001

Amendment and Restatement of Agreement No. SG021306.S.025

Transactions and/or Contacts for such programs for such periods or elect to bill for such portion using FTE Pricing (as set forth in Section 4.2) above) applicable to the program.  In addition, the Parties shall agree on changes to the Transaction Price (and **** fees if applicable) for additions to the normal days or hours of operation for a given program prior to implementing such change.

viii)   In the event that Manual Transaction Processing or Contact processing times are materially increased (or CPH materially decreased) as a result of an error, delay or increased as a result of an error or failure of an AT&T (or its agents) provided application or system or other Exclusion, Supplier, shall notify AT&T of such condition and the Parties shall discuss options to address such condition.  Unless otherwise agreed by the Parties, Vendor, if such condition is not resolved in a reasonable period of time, Vendor, may, upon notification to AT&T, require for such impacted periods to bill using for Agents working such program during such period to be billed at the Baseline **** Rate per **** applicable to the program in lieu of the applicable Transaction Price for Transactions or Contacts supported during such interval.

ix)    Pricing includes, for Inbound Calls, call recording with retention of such recordings for ****.  AT&T shall have access to such recordings, in accordance with processes mutually agreed upon by the Parties, for purposes off monitoring and evaluation of Customer Care Support quality.

5.0Intentionally Removed

6.0Additional Channels

AT&T may add additional Channels (which may be outside of AT&T eCommerce) to this Amended and Restated Agreement at the same terms and conditions. In the event a new Channel requires material changes to the ****, Supplier shall inform AT&T of the cost variance and the Parties shall work together to determine whether or not to increase or decrease the Hosting Fee set forth in Section 2.0 for such new Channel or all Channels, as applicable.

For example if the **** systems architecture consists of ****, which are of substantially similar cost to support and maintain to the existing systems architecture with no incremental costs for ****, the Hosting Fee for such new Channel would not exceed the then current **** Channel Hosting Fee.

Proprietary and Confidential

This Amendment and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

27
****Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.